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                                                                  Exhibit 10.4.2



                 INDEX OF EXHIBITS TO ASSET PURCHASE AGREEMENT
    BY, BETWEEN AND AMONG J B SWAYNE SPAWN COMPANY, JOHN B. SWAYNE, III, AND
                           WORTHINGTON HOLDINGS, INC.


1. Agreement for the Sale of Commercial Real Estate, dated as of November 29, 1999, between John B. Swayne, III, J B Swayne Spawn Company and Worthington Holdings, Inc., with respect to the Principal Real Property

2. Lease Agreement between John B. Swayne, III and Worthington Holdings, Inc. with respect to the Secondary Real Property

3. Bill of Sale and Assignment, dated November 30, 1999, between and among J B Swayne Spawn Company, John B. Swayne, III, and Worthington Holdings, Inc. with respect to the personal property referenced in the Agreement

4.   Allocation of Purchase Price

5. Employment Agreement, dated as of November 13, 1999, by and between Worthington Holdings, Inc. and John B. Swayne, III

6. Pledge Agreement, dated November 30, 1999, between Worthington Holdings, Inc., J B Swayne Spawn Company and John B. Swayne, III

7.   Certificate of Entity Structure and Ownership, dated November 29, 1999

8. Worthington Holdings, Inc. Secretary's Certificate as to Incumbency of Directors and Officers, dated November 29, 1999

9. Non-Compete Agreement, dated November 30, 1999, between J B Swayne Spawn Company and Worthington Holdings, Inc.

10. Worthington Holdings, Inc. Certified Resolutions of the Board of Directors, executed as of November 23, 1999

11. Sylvan Foods, Inc. Consent of the Shareholder in Lieu of Meeting, dated as of September 29, 1999

12. Opinion of Counsel for J B Swayne Spawn Company and John B. Swayne, III, dated November 30, 1999

13. J B Swayne Spawn Company Secretary's Certificate of Incumbency and Board of Directors Resolutions

14.  Articles of Incorporation of Worthington Holdings, Inc.

15. Commitment for Title Insurance, effective August 15, 1999, with respect to the Principal Real Property

16. Purchaser's Affidavit with respect to the title insurance coverage referenced above, dated November 30, 1999

17. Settlement Statements with respect to the Principal Real Property, dated as of November 30, 1999


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18.  Deed, dated September 9, 1996, with respect to the Secondary Real Property

19. Phase I Environmental Assessment Report with respect to the Principal Real Property, dated October 7, 1999

20. Mutual Confidentiality Agreement, dated May 13, 1999, by and between J B Swayne Spawn Company, Inc. and Sylvan America, Inc.

21. Commonwealth of Pennsylvania Department of State subsistence certificate with respect to Worthington Holdings, Inc., dated November 22, 1999

22. Uniform Commercial Code Form UCC-1 with respect to the personal property and equipment conveyed by the Agreement


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